Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.2042%



        Excess Protection Level
          3 Month Average   7.74%
          April, 2001   7.58%
          March, 2001   8.15%
          February, 2001   7.49%


        Cash Yield                                  19.61%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.06%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $58,171,313,434.78


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,425,622,873.29